DEAN WITTER GOVERNMENT INCOME TRUST   Two World Trade Center, New York, New York
                                                                          10048

LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

After suffering sharp declines during most of 1994 as interest rates rose significantly, the fixed-income markets began to show signs of life in the fourth quarter of 1994 and started to rebound during the first quarter of 1995. By the end of the first quarter, the yield on the 2-year U.S. Treasury note had declined to 6.78 percent from 7.70 percent on December 31, 1994, while the yield on the 30-year U.S. Treasury bond fell to 7.43 percent, from 7.88 percent during the same period.

The bond market rally continued through the second and third quarters of 1995. Yields on intermediate - and long-term bonds declined to levels last seen before the Federal Reserve Board began its restrictive monetary policy in February 1994. As of September 30, 1995, the yield on the 30-year U.S. Treasury bond was
6.51 percent. Much of the bond market's strength during 1995 can be attributed to the continued slowdown in the pace of economic activity, as housing starts, automobile sales and retail sales have all declined. In addition, despite today's relatively low unemployment level and the volatility of the commodities markets, inflation has stabilized below three percent. Recent economic data supports the perception that the Federal Reserve has successfully orchestrated a "soft landing," whereby the U.S. economy is growing quickly enough to avoid recession, yet not so rapidly that inflationary pressure becomes a major issue.

PERFORMANCE AND PORTFOLIO

On September 30, 1995, the Trust's net asset value per share (NAV) was $9.17, up from $8.69 on September 30, 1994. Based on this increase, and including reinvestment of income dividends totaling $0.60 per share, the Trust's total return (based on NAV) for the twelve-month period ended September 30, 1995 was
13.79 percent. Over the same period, the Trust's market price per share on the New York Stock Exchange (NYSE) rose to $8.25, up from $7.875; on this basis, total return including reinvestment of income dividends was 12.97 percent. As of September 30, 1995, the Trust had net assets in excess of $475 million. The Trust continued to declare income dividends at a rate of $.05 per share per month.

DEAN WITTER GOVERNMENT INCOME TRUST

During the period under review the Trust's average maturity was gradually extended, as attractive investment opportunities became available. This enabled the Trust to continue to provide a competitive level of income as well as capital appreciation. While this strategy has proven successful in 1995, further adjustments to the Trust's average maturity will be made as conditions warrant. On September 30, 1995 the Trust's average maturity was 5.6 years.

On September 30, 1995, 89 percent of the Trust's assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMAs), the Federal National Mortgage Association (FNMAs) and the Federal Home Loan Mortgage Corp. (FHLMCs), 2 percent in U.S. Treasury securities, and the remaining 9 percent in U.S. agency obligations. For the balance of 1995, as conditions warrant, income and the proceeds from sales and/or maturities may be reinvested in mortgage-backed securities, which we believe continue to offer significant long-term value, an incremental yield incentive over U.S. Treasury securities of similar maturity and the potential for capital gains.

LOOKING AHEAD

Going forward, we expect the economy to maintain a slow-to-moderate pace for the remainder of 1995. Despite a 25 basis point cut in the federal-funds rate in mid-1995, we believe that the Federal Reserve will want to see a sustained confirmation of weak economic trends before taking further action. Inflation should continue to remain subdued, albeit at a modestly higher level than 1994, at approximately 2.75 percent to 3.25 percent.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 4,157,700 shares of the Trust were purchased on the New York Stock Exchange over the twelve-month period ended September 30, 1995.

We appreciate your support of Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS September 30, 1995

PRINCIPAL                       DESCRIPTION
AMOUNT IN                           AND                           COUPON
THOUSANDS                      MATURITY DATE                       RATE          VALUE
------------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (88.4%)
              Federal Home Loan Mortgage Corp. (13.0%)
 $ 8,171      12/01/18 - 02/01/19.............................      9.50 %    $  8,571,907
  29,837      07/01/09 - 08/01/20.............................     10.00        32,158,589
  19,359      08/01/14 - 05/01/19.............................     10.50        21,083,460
                                                                                ----------
                                                                                61,813,956
                                                                                ----------
              Federal National Mortgage Assoc. (52.1%)
  26,174      12/01/08 - 01/01/09.............................      6.00        25,347,607
  59,709      09/15/23 - 12/01/23.............................      6.50        57,970,959
  45,379      06/01/23 - 06/01/24.............................      7.00        44,726,766
  48,408      01/01/22 - 03/01/23.............................      7.50        48,680,067
  38,850      12/01/21 - 10/01/25.............................      8.00        39,724,229
  23,532      08/17/17 - 05/01/25.............................      8.50        24,341,300
   2,074      09/01/13 - 07/01/23.............................      9.00         2,166,980
   4,280      03/20/20 - 01/01/21.............................      9.50         4,524,435
                                                                                ----------
                                                                               247,482,343
                                                                                ----------
              Government National Mortgage Assoc. (23.3%)
  15,270      02/15/24 - 08/15/25.............................      7.00        15,088,529
   7,945      12/15/22 - 01/15/23.............................      7.50         8,019,235
  16,869      11/15/15 - 12/15/21.............................      8.00        17,333,115
  47,674      05/15/16 - 11/15/24.............................      8.50        49,655,745
  17,843      04/15/17 - 02/15/25.............................      9.00        18,774,089
   1,844      08/15/18 - 08/15/20.............................      9.50         1,967,012
                                                                                ----------
                                                                               110,837,725
                                                                                ----------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Identified Cost $411,732,111).............................      420,134,024
                                                                                ----------
              U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.5%)
              Federal National Mortgage Assoc. Principal Strip
  44,780      12/20/01 - 08/01/04.............................      0.00        40,124,083
              U.S. Treasury Note
   8,000      09/30/98........................................      4.75         7,741,250
              U.S. Treasury Strip
   2,500      05/15/97........................................      0.00         2,277,837
                                                                                ----------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Identified Cost $51,289,934)..............................       50,143,170
                                                                                ----------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                       DESCRIPTION
AMOUNT IN                           AND                           COUPON
THOUSANDS                      MATURITY DATE                       RATE          VALUE
------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (0.3%)
              REPURCHASE AGREEMENT
 $ 1,495      The Bank of New York (dated 09/29/95; proceeds
              $1,495,944; collateralized by $1,653,999 U.S.
              Treasury Note 6.875% due 07/31/99 valued at
              $1,719,266)
              (Identified Cost $1,495,274)....................      5.375%    $  1,495,274
                                                                                ----------
              TOTAL INVESTMENTS
              (Identified Cost $464,517,319) (a)..............     99.2%       471,772,468

              OTHER ASSETS IN EXCESS OF LIABILITIES...........      0.8          3,698,665
                                                                  ----          ----------
              NET ASSETS......................................    100.0%      $475,471,133
                                                                  ====          ==========

---------------------
(a) The aggregate cost of investments for federal income tax purposes is $464,517,319; the aggregate gross unrealized appreciation is $10,387,893 and the aggregate gross unrealized depreciation is $3,132,744, resulting in net unrealized appreciation of $7,255,149.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
ASSETS:
Investments in securities, at value
 (identified cost $464,517,319).......................................    $471,772,468
Receivable for:
    Investments sold..................................................          70,313
    Interest..........................................................       3,399,387
    Principal paydowns................................................       1,014,003
Prepaid expenses and other assets.....................................          15,762
                                                                            ----------
    TOTAL ASSETS......................................................     476,271,933
                                                                            ----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.........................         368,470
    Investment management fee.........................................         282,462
Accrued expenses and other payables...................................         149,868
                                                                            ----------
    TOTAL LIABILITIES.................................................         800,800
                                                                            ----------
NET ASSETS:
Paid-in-capital.......................................................     504,003,703
Net unrealized appreciation...........................................       7,255,149
Accumulated undistributed net investment income.......................         304,527
Accumulated net realized loss.........................................     (36,092,246)
                                                                            ----------
    NET ASSETS........................................................    $475,471,133
                                                                            ==========
NET ASSET VALUE PER SHARE,
 51,828,700 shares outstanding (unlimited shares authorized
 of $.01 par value)...................................................           $9.17
                                                                                  ====

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended September 30, 1995
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $34,362,162
                                                                             ---------
EXPENSES:
Investment management fee..............................................      2,865,436
Transfer agent fees and expenses.......................................        246,147
Custodian fees.........................................................         70,767
Shareholder reports and notices........................................         68,478
Professional fees......................................................         57,951
Registration fees......................................................         42,246
Trustees' fees and expenses............................................         28,772
Other..................................................................          9,134
                                                                             ---------
    TOTAL EXPENSES.....................................................      3,388,931
                                                                             ---------
    NET INVESTMENT INCOME..............................................     30,973,231
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized loss..................................................     (2,407,664)
    Net change in unrealized depreciation..............................     25,727,799
                                                                             ---------
    NET GAIN...........................................................     23,320,135
                                                                             ---------
NET INCREASE...........................................................    $54,293,366
                                                                             =========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                        SEPTEMBER          SEPTEMBER
                                                         30, 1995           30, 1994
    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 30,973,231       $ 35,103,869
Net realized loss.................................       (2,407,664)       (10,233,785)
Net change in unrealized
 appreciation/depreciation........................       25,727,799        (33,692,553)
                                                         ----------         ----------
   NET INCREASE (DECREASE)........................       54,293,366         (8,822,469)
Dividends from net investment income..............      (32,357,962)       (41,688,803)
Net decrease from transactions in shares of
 beneficial interest..............................      (33,098,100)       (14,514,293)
                                                         ----------         ----------
    TOTAL DECREASE................................      (11,162,696)       (65,025,565)
NET ASSETS:
Beginning of period...............................      486,633,829        551,659,394
                                                         ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income
    of $304,527 and $1,689,258, respectively).....     $475,471,133       $486,633,829
                                                         ==========         ==========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust commenced operations on February 29, 1988.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) a portfolio security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts on securities purchased are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis

DEAN WITTER GOVERNMENT INCOME TRUST
treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays its Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $121,425,649 and $195,987,483, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1995, the Trust had transfer agent fees and expenses payable of approximately $15,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,585. At September 30, 1995, the Trust had an accrued pension liability of $51,120 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER GOVERNMENT INCOME TRUST

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                       PAR
                                                                                      VALUE        PAID IN
                                                                                        OF        EXCESS OF
                                                                         SHARES       SHARES      PAR VALUE
                                                                       ----------    --------    ------------
Balance, September 30, 1993.........................................   57,818,800    $578,188    $551,037,908
Treasury shares purchased and retired
  (weighted average discount 9.93%)*................................   (1,832,400)    (18,324)    (14,495,969)
                                                                       ----------    --------    ------------
Balance, September 30, 1994.........................................   55,986,400     559,864     536,541,939
Treasury shares purchased and retired
  (weighted average discount 9.80%)*................................   (4,157,700)    (41,577)    (33,056,523)
                                                                       ----------    --------    ------------
Balance, September 30, 1995.........................................   51,828,700    $518,287    $503,485,416
                                                                       ==========    ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On September 26, 1995, the Trust declared the following dividends from net investment income:

           AMOUNT              RECORD                   PAYABLE
         PER SHARE              DATE                     DATE
         ----------      -------------------      -------------------
            $.05           October 6, 1995         October 20, 1995
            $.05          November 10, 1995        November 24, 1995
            $.05          December 8, 1995         December 22, 1995

6. FEDERAL INCOME TAX STATUS

At September 30, 1995, the Trust had a net capital loss carryover of approximately $33,685,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
 1997       1998      1999       2002       2003       TOTAL
------     ------     -----     ------     ------     -------
$9,742     $5,061     $ 191     $9,053     $9,638     $33,685
======     ======     =====     ======     ======     =======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $2,408,000 during fiscal 1995. As of September 30, 1995, the Trust had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER GOVERNMENT INCOME TRUST

7. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                          QUARTERS ENDED
                                        ----------------------------------------------------------------------------------
                                             9/30/95              6/30/95               3/31/95              12/31/94
                                        -----------------    ------------------    ------------------    -----------------
                                                    PER                   PER                   PER                  PER
                                        TOTAL*     SHARE      TOTAL*     SHARE      TOTAL*     SHARE     TOTAL*     SHARE
                                        -------    ------    --------    ------    --------    ------    -------    ------
Total investment income..............   $ 8,247    $ 0.16    $  8,186    $ 0.15    $  8,970    $ 0.16    $ 8,959    $ 0.17
Net investment income................     7,487      0.14       7,289      0.14       8,075      0.15      8,122      0.15
Net realized and unrealized gain
  (loss).............................    (2,034)    (0.02)     19,452      0.37      10,495      0.21     (4,593)    (0.06)

                                                                          QUARTERS ENDED
                                        -----------------------------------------------------------------------------------
                                             9/30/94              6/30/94               3/31/94               12/31/93
                                        -----------------    ------------------    ------------------    ------------------
                                                    PER                   PER                   PER                   PER
                                        TOTAL*     SHARE      TOTAL*     SHARE      TOTAL*     SHARE      TOTAL*     SHARE
                                        -------    ------    --------    ------    --------    ------    --------    ------
Total investment income..............   $ 9,158    $ 0.16    $  9,281    $ 0.16    $  9,698    $ 0.17    $ 10,615    $ 0.18
Net investment income................     8,336      0.15       8,335      0.15       8,784      0.15       9,649      0.17
Net realized and unrealized loss.....    (4,684)    (0.07)    (12,124)    (0.20)    (20,191)    (0.35)     (6,927)    (0.12)

---------------------
* Amounts in thousands.

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED SEPTEMBER 30
                                                                   --------------------------------------------------------------
                                                                    1995*         1994*++       1993*        1992*        1991*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period...........................................      $ 8.69         $ 9.54       $ 9.72       $ 9.70       $ 9.32
                                                                      -----          -----        -----        -----        -----
Net investment income..........................................        0.58           0.62         0.81         0.78         0.83
Net realized and unrealized gain (loss)........................        0.43          (0.77)       (0.29)          --         0.39
                                                                      -----          -----        -----        -----        -----
Total from investment operations...............................        1.01          (0.15)        0.52         0.78         1.22
                                                                      -----          -----        -----        -----        -----
Dividends from net investment income...........................       (0.60)         (0.73)       (0.70)       (0.76)       (0.84)
                                                                      -----          -----        -----        -----        -----
Antidilutive effect of acquiring treasury shares...............         .07            .03           --           --           --
                                                                      -----          -----        -----        -----        -----
Net asset value, end of period.................................      $ 9.17         $ 8.69       $ 9.54       $ 9.72       $ 9.70
                                                                      =====          =====        =====        =====        =====
Market value, end of period....................................      $ 8.25         $7.875       $9.125       $ 9.25       $9.375
                                                                      =====          =====        =====        =====        =====
TOTAL INVESTMENT RETURN+.......................................       12.97%         (5.97)%       6.51%        8.85%       17.28%
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................        0.71%          0.70%        0.70%        0.72%        0.72%
Net investment income..........................................        6.50%          6.73%        8.54%        8.06%        8.81%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................    $475,471       $486,634     $551,659     $561,749     $561,318
Portfolio turnover rate........................................          25%            59%         132%          70%          10%

---------------------
  * The per share amounts were computed using an average number of shares outstanding during the period.
  + Total investment return is based upon the current market value on the first day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
 ++  Restated for comparative purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Government Income Trust (the " Trust") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1995

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

                 (This page has been left blank intentionally.)

TRUSTEES
-----------------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire                                           DEAN WITTER
Dr. Manuel H. Johnson                                   GOVERNMENT
Paul Kolton                                             INCOME TRUST
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-----------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey  07311


INDEPENDENT ACCOUNTANTS
-----------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036


INVESTMENT MANAGER
-----------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


                                                        Annual Report
                                                        September 30, 1995